Exhibit 99.1

Albemarle Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(In Thousands, Except Per Share Amounts; Unaudited)

Nine Months Ended September 30, 2012	As Previously Reported	Effect of Accounting Change	As Adjusted

Net sales	$2,057,824	$—	$2,057,824
Cost of goods sold	1,352,495	(12,689)	1,339,806

Gross profit	705,329	12,689	718,018
Selling, general and administrative expenses	215,298	(26,155)	189,143
Research and development expenses	59,791	—	59,791
Restructuring and other charges	101,211	(6,508)	94,703

Operating profit	329,029	45,352	374,381
Interest and financing expenses	(25,134)	—	(25,134)
Other income, net	1,564	—	1,564

Income before income taxes and equity in net income of unconsolidated investments	305,459	45,352	350,811
Income tax expense	76,804	16,578	93,382

Income before equity in net income of unconsolidated investments	228,655	28,774	257,429
Equity in net income of unconsolidated investments (net of tax)	29,233	—	29,233

Net income	$257,888	$28,774	$286,662
Net income attributable to noncontrolling interests	(12,852)	—	(12,852)

Net income attributable to Albemarle Corporation	$245,036	$28,774	$273,810

Basic earnings per share	$2.75	$0.32	$3.07

Diluted earnings per share	$2.72	$0.32	$3.04

Weighted-average common shares outstanding – basic	89,246	—	89,246

Weighted-average common shares outstanding – diluted	89,959	—	89,959

Cash dividends declared per share of common stock	$0.60	$—	$0.60

Exhibit 99.1
Albemarle Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(In Thousands, Except Per Share Amounts; Unaudited)

Year Ended December 31, 2011	As Previously Reported	Effect of Accounting Change	As Adjusted

Net sales	$2,869,005	$—	$2,869,005
Cost of goods sold	1,891,946	22,112	1,914,058

Gross profit	977,059	(22,112)	954,947
Selling, general and administrative expenses	312,136	47,934	360,070
Research and development expenses	77,083	—	77,083

Operating profit	587,840	(70,046)	517,794
Interest and financing expenses	(37,574)	—	(37,574)
Other income, net	357	—	357

Income before income taxes and equity in net income of unconsolidated investments	550,623	(70,046)	480,577
Income tax expense	130,014	(25,880)	104,134

Income before equity in net income of unconsolidated investments	420,609	(44,166)	376,443
Equity in net income of unconsolidated investments (net of tax)	43,754	—	43,754

Net income	$464,363	$(44,166)	$420,197
Net income attributable to noncontrolling interests	(28,083)	—	(28,083)

Net income attributable to Albemarle Corporation	$436,280	$(44,166)	$392,114

Basic earnings per share	$4.82	$(0.49)	$4.33

Diluted earnings per share	$4.77	$(0.49)	$4.28

Weighted-average common shares outstanding – basic	90,522	—	90,522

Weighted-average common shares outstanding – diluted	91,522	—	91,522

Cash dividends declared per share of common stock	$0.67	$—	$0.67

Exhibit 99.1
Albemarle Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(In Thousands, Except Per Share Amounts; Unaudited)

Year Ended December 31, 2010	As Previously Reported	Effect of Accounting Change	As Adjusted

Net sales	$2,362,764	$—	$2,362,764
Cost of goods sold	1,616,842	4,012	1,620,854

Gross profit	745,922	(4,012)	741,910
Selling, general and administrative expenses	265,722	8,893	274,615
Research and development expenses	58,394	—	58,394
Restructuring and other charges	6,958	—	6,958

Operating profit	414,848	(12,905)	401,943
Interest and financing expenses	(25,533)	—	(25,533)
Other income, net	2,788	—	2,788

Income before income taxes and equity in net income of unconsolidated investments	392,103	(12,905)	379,198
Income tax expense	92,719	(4,963)	87,756

Income before equity in net income of unconsolidated investments	299,384	(7,942)	291,442
Equity in net income of unconsolidated investments (net of tax)	37,975	—	37,975

Net income	$337,359	$(7,942)	$329,417
Net income attributable to noncontrolling interests	(13,639)	—	(13,639)

Net income attributable to Albemarle Corporation	$323,720	$(7,942)	$315,778

Basic earnings per share	$3.54	$(0.08)	$3.46

Diluted earnings per share	$3.51	$(0.08)	$3.43

Weighted-average common shares outstanding – basic	91,393	—	91,393

Weighted-average common shares outstanding – diluted	92,184	—	92,184

Cash dividends declared per share of common stock	$0.56	$—	$0.56